THE GABELLI ASSET FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

                               [GRAPHIC OMITTED]

                          [Graphic of 4 stars omitted]

            MORNINGSTAR RATED[TM] GABELLI ASSET FUND 4 STARS OVERALL
                   AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED
                  06/30/02 AMONG 97 AND 34 MID-CAP BLEND FUNDS,
                                  RESPECTIVELY.
           THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED
                    06/30/02 AMONG 162 MID-CAP BLEND FUNDS.


TO OUR SHAREHOLDERS,

      Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals, and revelations about conflicts of interest on Wall Street combined to undermine equities in the second quarter. At the close of the quarter, the Standard and Poor's ("S&P") 500 and Nasdaq Composite Indices were re-testing their post-9/11 intra-day lows of 944.75 and 1,387.06, respectively.

      In general, the Gabelli Asset Fund's (the "Fund's") industrial holdings held up relatively well in this uncompromising market. However, the dismal performance of our media and telecommunications investments, which comprise about 27% of our Fund, penalized returns. Overall, we had an awful June which dragged down our second quarter results. Note that we recovered "smartly" in quarters following similar declines.

COMPARATIVE RESULTS

-----------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)
                                 -----------------------------------------------

                                                    YEAR TO      SINCE
                                        QUARTER       DATE    INCEPTION(B) 10 YEAR   5 YEAR    3 YEAR    1 YEAR
                                       --------     -------   -----------  -------   ------    ------    --------

Gabelli Asset Fund ...................  (10.06)%     (6.67)%    14.43%      13.44%    9.54%     0.17%    (10.61)%
Dow Jones Industrial Average .........  (10.74)%     (6.91)%    13.93%      13.20%    5.59%    (3.94)%   (10.34)%
S&P 500 Index ........................  (13.39)%    (13.15)%    12.21%      11.42%    3.67%    (9.17)%   (17.98)%
Nasdaq Composite Index ...............  (20.71)%    (24.98)%     8.97%      10.01%    0.29%   (18.33)%   (32.30)%

(a)  Returns  represent past  performance and do not guarantee  future  results.  Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses.  Investment  returns and the principal value of an investment  will  fluctuate.  When shares are redeemed,  they may be worth more or less than their  original cost. The Dow
     Jones Industrial  Average is an unmanaged index of 30 large industrial  stocks.  The S&P 500 and the Nasdaq Composite Indices are unmanaged  indicators of stock market performance.  Dividends are considered  reinvested (except for the Nasdaq Composite
     Index). Performance for periods less than one year are not annualized.
(b)  From commencement of investment operations on March 3, 1986
------------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Fund was rated among 162 U.S.-domiciled mid-cap blend funds for the last three years, 97 funds for the last five years and 34 funds for the last ten years as of 06/30/02. With respect to these mid-cap blend funds, the Fund received a Morningstar rating of four stars overall, three stars for the 3-year and four stars for the 5 and 10-year periods, respectively. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (a)


                                                                     Quarter
                                                  ----------------------------------------
                                                    1ST         2ND           3RD      4TH           YEAR
                                                    ---         ---           ---      ---           ----
  2002:  Net Asset Value.......................   $34.21      $30.77           --      --             --
         Total Return..........................     3.8%      (10.1)%          --      --             --
------------------------------------------------------------------------------------------------------------
  2001:  Net Asset Value.......................   $33.03      $35.45         $30.70   $32.97        $32.97
         Total Return..........................    (2.6)%       7.3%         (13.4)%   10.6%          0.2%
------------------------------------------------------------------------------------------------------------
  2000:  Net Asset Value.......................   $40.93      $40.18         $40.14   $33.90        $33.90
         Total Return..........................     0.2%       (1.8)%         (0.1)%   (0.7)%        (2.4)%
------------------------------------------------------------------------------------------------------------
  1999:  Net Asset Value.......................   $37.18      $41.38         $39.52   $40.84        $40.84
         Total Return..........................     4.8%       11.3%          (4.5)%   15.3%         28.5%
------------------------------------------------------------------------------------------------------------
  1998:  Net Asset Value.......................   $36.00      $36.41         $31.24   $35.47        $35.47
         Total Return..........................    13.0%        1.1%         (14.2)%   18.2%         15.9%
------------------------------------------------------------------------------------------------------------
  1997:  Net Asset Value.......................   $27.00      $31.45         $34.99   $31.85        $31.85
         Total Return..........................     2.2%       16.5%          11.3%     4.3%         38.1%
------------------------------------------------------------------------------------------------------------
  1996:  Net Asset Value.......................   $27.44      $28.09         $27.92   $26.42        $26.42
         Total Return..........................     6.6%        2.4%          (0.6)%    4.5%         13.4%
------------------------------------------------------------------------------------------------------------
  1995:  Net Asset Value.......................   $23.84      $25.10         $26.76   $25.75        $25.75
         Total Return..........................     7.3%        5.3%           6.6%     3.7%         24.9%
------------------------------------------------------------------------------------------------------------
  1994:  Net Asset Value.......................   $22.63      $22.36         $23.56   $22.21        $22.21
         Total Return..........................    (2.9)%      (1.2)%          5.4%    (1.2)%        (0.1)%
------------------------------------------------------------------------------------------------------------
  1993:  Net Asset Value.......................   $21.10      $22.10         $23.63   $23.30        $23.30
         Total Return..........................     6.1%        4.7%           6.9%     2.5%         21.8%
------------------------------------------------------------------------------------------------------------
  1992:  Net Asset Value.......................   $19.04      $18.91         $19.02   $19.88        $19.88
         Total Return..........................     6.0%       (0.7)%          0.6%     8.5%         14.9%
------------------------------------------------------------------------------------------------------------
  1991:  Net Asset Value.......................   $17.36      $17.36         $17.90   $17.96        $17.96
         Total Return..........................    11.1%        0.0%           3.1%     3.2%         18.1%
------------------------------------------------------------------------------------------------------------
  1990:  Net Asset Value.......................   $16.48      $16.81         $15.21   $15.63        $15.63
         Total Return..........................    (4.5)%       2.0%          (9.5)%    7.8%         (5.0)%
------------------------------------------------------------------------------------------------------------
  1989:  Net Asset Value.......................   $16.46      $18.01         $18.73   $17.26        $17.26
         Total Return..........................    12.0%        9.4%           4.0%    (1.0)%        26.2%
------------------------------------------------------------------------------------------------------------
  1988:  Net Asset Value.......................   $13.49      $14.62         $14.94   $14.69        $14.69
         Total Return..........................    14.4%        8.4%           2.2%     3.5%         31.1%
------------------------------------------------------------------------------------------------------------
  1987:  Net Asset Value.......................   $12.97      $13.93         $14.66   $12.61        $12.61
         Total Return..........................    19.6%        7.4%           5.2%   (14.0)%        16.2%
------------------------------------------------------------------------------------------------------------
  1986:  Net Asset Value.......................   $10.44      $11.21         $11.29   $11.28        $11.28
         Total Return..........................     4.4%(b)     7.4%           0.7%    (0.1)%        12.8%(b)
------------------------------------------------------------------------------------------------------------

                 Dividend History
------------------------------------------------------
PAYMENT (EX) DATE RATE PER SHARE    REINVESTMENT PRICE
------------------------------------------------------
December 27, 2001         $0.984          $33.01
December 27, 2000         $5.880          $33.37
December 27, 1999         $4.630          $39.92
December 28, 1998         $1.419          $34.60
December 30, 1997         $4.610          $31.73
December 31, 1996         $2.770          $26.42
December 29, 1995         $2.000          $25.75
December 30, 1994         $1.056          $22.21
December 31, 1993         $0.921          $23.30
December 31, 1992         $0.755          $19.88
December 31, 1991         $0.505          $17.96
December 31, 1990         $0.770          $15.63
December 29, 1989         $1.278          $17.26
December 30, 1988         $0.775          $14.69
January 4, 1988           $0.834          $12.07
March 9, 1987             $0.505          $12.71

-----------------------------------------------------------------
           Average Annual Returns - June 30, 2002 (a)
          -----------------------------------------

  1 Year ......................................   (10.61)%
  5 Year ......................................      9.54%
  10 Year .....................................     13.44%
  Life of Fund (b) ............................     14.43%
-----------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

COMMENTARY

THE ECONOMY: THE RECOVERY IS FOR REAL

      Although consumer confidence readings and retail sales softened in May, most other economic data has been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels, and there was a modest up-tick in business investment. Importantly, inflation remained dormant, most likely postponing any Federal Reserve Board ("Fed") rate hikes. We believe full-year 2002 Gross Domestic Product ("GDP") growth will be above the 3% to 3.5% range we expected at the beginning of the year and that capital spending plus a recovery in Europe and Japan in 2003 will help sustain economic growth in the year ahead.

      Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and big decline in the "everything including the kitchen sink" write-offs taken in 2001. Financial Accounting Standards Board ("FASB") Rule 142, which does not require companies to amortize goodwill, will also help earnings for many companies. In addition, a gradual weakening of the dollar will boost profits for the large U.S.-based multinationals in the S&P 500 Index. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

THE MARKET: A CRISIS IN CONFIDENCE

      Unfortunately, over the short term, a recovering economy, a rebound in corporate profits, and more reasonable equity valuations may not do much to improve investor psychology, which has been battered by geopolitical tensions and a crisis in confidence in the integrity of corporate America and Wall Street.

      It has become apparent that our quick victory over the Taliban in Afghanistan has not eliminated the threat of terrorism at home or abroad. The seemingly never-ending cycle of violence in the Middle East has further unnerved investors. For a few tense weeks, investors also worried about a nuclear confrontation between Pakistan and India over Kashmir. Clearly, it's a dangerous world out there.

      Investors have come to believe the stock market is a dangerous place as well. Not only have they lost a pile of money over the last two years, but "Enronitis," "Tycosis," "Marthritis" (the insider trading investigation of Martha Stewart), and most recently "WorldCon" have many investors wondering what malady will strike their portfolios next. Following the revelations (to some) that Wall Street research is not what it's cracked up to be, investors are reluctant to go to their broker for a portfolio check-up, fearing the cure may be worse than the disease.

REALITY CHECK

      At this stage, some perspective on the recent scandals in corporate America and Wall Street is in order. I've spent nearly 40 years grilling corporate managers about their businesses. Most have been honest, albeit with a tendency to "accentuate the positives and de-centuate the negatives." Some have been disingenuous, doing their best to sweep the bad news under the rug. While I've seen many incompetent managements run good companies into the ground, I've only encountered a few who have been outright crooks.

      Unfortunately, corporate skullduggery was on the rise, in part due to "momentum" investing, which focuses on short-term earnings dynamics, as well as the widespread use of stock options -- the cocaine of the corporate elite -- that reward managements on the basis of their companies' stock prices rather than improving business fundamentals. It is little wonder that some managements are willing to cook the books to enhance and/or protect the value of these enormous options packages.

      We are a little more cynical regarding Wall Street's improprieties. We have always been wary of Wall Street research, primarily because we feel most sell-side analysts do not do as thorough a job as we do. Also, although the conflict of interest between investment banking and equity research may be front-page news to the investor public, it is old hat to investment professionals. Writing a negative research report on the stock of one of your firm's investment banking clients has always been a sure-fire way for sell-side analysts to end up on the unemployment line.

      Although corporate accounting has never been transparent -- we have been fighting our way through pages of footnotes attached to corporate financial statements for years -- we would welcome reform in this area as well. We expect a certain amount of accounting gimmickry will always be the norm, as the bean counters figure out how to skirt whatever new rules are put in place. However, separation of auditors from management consultants would be the first step in resolving potential conflicts of interest.

      Hopefully, we will make some progress on all these fronts. In the coming quarters, we may continue to see negative headlines further denting investor confidence. However, we believe that as the economic recovery unfolds and corporate earnings meet or beat consensus expectations, investors will refocus on an expanding number of excellent opportunities in the stock market.

BACK TO BASICS

      In an economic dynamic and stock market turmoil like this we want to go back to basics. The stock market is a function of several inter-related elements:

      o Earnings/Economy

      o Inflation/Interest Rates

      o Mr. Market/Psychology

DOUBLE-DIGIT RETURNS -- ARE THEY ACHIEVABLE?

      Many corporate sponsors (public companies tied to liabilities with plan assets) have made certain assumptions about inflation. In the 1990s, stocks returned 18.2% and in the 1980s, 17.5%. Those lofty returns were not sustainable and the past couple years have proved that premise. Expectations for returns in the future should be more in line with the historical numbers. 9% to 9.5% is the number that most have migrated to over the past several years. Is this sustainable? What portfolio mix is necessary to achieve these results if rates on fixed income instruments are under 6%? To help guide us on a going-forward basis, below is a road map of returns over the last seventy-five years prepared by Ibbotson Associates, a data services firm that provides historical research information.

      Chart I compares the returns by decade of three separate asset classes and the rate of inflation. The "Stocks" category consists of the S&P 500 Composite Index with dividends reinvested. The "Bonds" consist of Long-Term Government Bonds with a maturity of 20 years. The "Bills" represent the total return of 30-day Treasury bills. "Inflation" reflects the Consumer Price Index of all Urban consumers and is not seasonally adjusted.


--------------------------------------------------------------------------------
                         CHART I: A CENTURY OF INVESTING
                       COMPOUNDED ANNUAL RATES OF RETURN

                      STOCKS           BONDS         BILLS       INFLATION
                      ------           -----         -----       ---------
  02 (YTD)            -13.2%            3.6%          0.9%          1.8%
  01                  -11.9             3.6           4.1           2.0
  00                   -9.1            21.5           5.9           3.4

  90's                 18.2             8.8           4.9           2.9
  80's                 17.5            12.6           8.9           5.1
  70's                  5.9             5.5           6.3           7.4
  60's                  7.8             1.4           3.9           2.5
  50's                 19.4            -0.1           1.9           2.2
  40's                  9.2             3.2           0.4           5.4
  30's                  0.0             4.9           0.6          -2.0
                       ----            ----           ---          ----
  1926-2002            10.6%            5.9%          3.8%          3.0%

  SOURCE: IBBOTSON ASSOCIATES AS OF 6/30/2002
--------------------------------------------------------------------------------

      Chart II details returns on the S&P 500 Index. Note the number of declines.

                              S&P 500 TOTAL RETURNS
--------------------------------------------------------------------------------
            YEAR           TOTAL RETURNS      YEAR         TOTAL RETURNS
            1926               11.6%          1964             16.5%
            1927               37.5           1965             12.5
            1928               43.6           1966            -10.1
            -----------------------
            1929               -8.4           1967             24.0
            1930              -24.9           1968             11.1
            1931              -43.3           1969             -8.5
            1932               -8.2           1970              4.0
            -----------------------
            1933               54.0           1971             14.3
            1934               -1.4           1972             19.0
                                              ---------------------
            1935               47.7           1973            -14.7
            1936               33.9           1974            -26.5
                                              ---------------------
            1937              -35.0           1975             37.2
            1938               31.1           1976             23.8
            -----------------------
            1939               -0.4           1977             -7.2
            1940               -9.8           1978              6.6
            1941              -11.6           1979             18.4
            -----------------------
            1942               20.3           1980             32.4
            1943               25.9           1981             -4.9
            1944               19.8           1982             21.4
            1945               36.4           1983             22.5
            1946               -8.1           1984              6.3
            1947                5.7           1985             32.2
            1948                5.5           1986             18.5
            1949               18.8           1987              5.2
            1950               31.7           1988             16.8
            1951               24.0           1989             31.5
            1952               18.4           1990             -3.2
            1953               -1.0           1991             30.6
            1954               52.6           1992              7.7
            1955               31.6           1993             10.0
            1956                6.6           1994              1.3
            1957              -10.8           1995             37.4
            1958               43.3           1996             23.1
            1959               12.0           1997             33.4
            1960                0.1           1998             28.6
            1961               26.9           1999             21.0
                                              ---------------------
            1962               -8.7           2000             -9.1
            1963               22.8           2001            -11.9
                                              ---------------------
--------------------------------------------------------------------------------
SOURCE: ISI GROUP


ONLY TWICE HAS
THE S&P 500
HAD TOTAL  RETURN
DOWN THREE OR
MORE YEARS.  IT
LOOKS LIKE WE'RE
POISED FOR THE
THIRD.


      The good news -- note the results in the following year. As we have said in our previous shareholder reports, we believe that the economy in the decade of the aughts will grow at 3% to 3.5% and that inflation will be about 3% (Don't get concerned with our country's ability to deal with guns and Guccis). As a result, the overall markets should return 6% to 8% to investors. We believe that the Asset Fund will be able to continue to generate double-digit returns.

CORPORATE GOVERNANCE

      It has become fashionable for institutional investors to talk about corporate governance. Some are focusing on compensation, some are focusing on stock options. We want to share with you the following table labeled "The Magna Carta of Shareholder Rights," which we published in 1988. In it, we indicated what we believe as ombudsman for our shareholders. We are not for management or against management, we are for shareholders. This is our long-standing tenet.

--------------------------------------------------------------------------------
655 Third Ave.                                           Gabelli & Company, Inc.
New York, N.Y. 10017                                                May 16, 1988

                                   MAGNA CARTA
                                       OF
                               SHAREHOLDER RIGHTS

There has been a great deal of dialogue among fund sponsors, especially among corporate sponsors, about the voting of proxies. The U.S. Department of Labor has focused on this as well. We thought it timely to share with you our thought process on the voting of proxies.

THE MAGNA CARTA (A) OF SHAREHOLDER RIGHTS
-----------------------------------------
As we have stated in the past, we are neither for nor against management. We are for shareholders.

As security analysts we are best informed (sic!) to make the decisions on matters that will affect the economic value of investments. We believe a Magna Carta of Shareholder Rights should exist. What do you as a professional in the investment business think?

We feel there are issues that affect corporate governance. The following list outlines our position on these issues:

          WE ARE IN FAVOR OF:                WE WILL VOTE AGAINST:
          ------------------                 ----------------------
          o Cumulative Voting                o Greenmail
          o Golden Parachutes                o Poison Pills
          o One Share: One Vote              o Supermajority Voting
          o Cash Incentives                  o Blank Check Preferreds
          o Pre-emptive Rights               o Super-Dilutive Stock Options

This is our policy. We will make exceptions when we encounter management that demonstrates superior sensitivity to the needs of shareholders. What are you doing?

---------------
(a) The MAGNA CARTA (L. great charter) was signed in June 1215 at Runnymede on the Thames. It was the decisive step forward in the establishment of constitutional government in England.

Mario J. Gabelli, C.F.A.                       [COPYRIGHT] GAMCO Investors, Inc.

      Where art thou now, White Knight? Today our focus is to suggest that we need to eliminate the poison pill. Why? We believe in an old maxim, that "power corrupts and absolute power corrupts absolutely."

      The introduction of the poison pill weakened a discipline to management's errant activities -- a takeover by someone who could marshal and energize the assets better. The second part was that with all of us desiring to align management's interests with shareholders, we want to reframe that with this premise: Management's responsibility is to grow the intrinsic value of the enterprise as well as to make sure that the public price tracks that intrinsic value. Another basic premise of the free market system is that capital has to move to its highest returns. Lazy assets and lazy managements have to be energized. A takeover that attempts to narrow the spread acts as a powerful cleansing tool and a powerful catalyst to stimulate management.

      Poison pills are major deterrents that have to be eliminated. Our adviser and its affiliate, Gabelli Asset Management Company, are initiating actions to have companies remove their poison pills.

      We will again refocus our energies, as we have identified in our Magna Carta, on stock options. If companies want to issue them in lieu of cash, then account for them as an expense! We will also echo comments of other observers that the accounting for these options has to be reexamined, namely they should flow through the P&L (profit and loss statement) as opposed to just the balance sheet. Obviously, the issues with stock options will be resolved.

THE BEAUTY AND THE BEAST

      Many of the shares in our portfolio, which we view as princely, turned out to be beasts because they weren't capable of making love (i.e. nobody would make love to them).

      In other words, the consolidation we thought would occur in broadcasting, cable, wireless and telecom did not unfold. The culprit: Constraints were not lifted as readily as we anticipated at the Federal Communications Commission ("FCC").

--------------------------------------------------------------------------------
FEDERAL COMMUNICATIONS COMMISSION                         DEEP SIXING THE BIG 6?

On September 17th, 2001, we published a report entitled REGULATORY CHANGE = CATALYST. In it, we laid out our bullish case for a sweeping near-term media and telecommunications regulatory overhaul, led by FCC Chairman Michael Powell (See
Exhibit 1 below and our September report).


EXHIBIT 1: SEPTEMBER 2001 BULL CASE
----------------------------------------------------------------------------------------------------------------
REGULATION                       CURRENT STATUS                               "BULL CASE"
----------------------------------------------------------------------------------------------------------------

- Cable Ownership Cap            30% of pay TV subscribers                    Above 50% or no cap

- Affiliated Programming Cap     Affiliated content < 40% of first 75         No cap
  channels

- Cable/Broadcast Cross-         No cable and broadcast TV in same            Removal of ban
  ownership                      Designated Market Area (DMA)

- Cable Dual Must Carry          Must carry analog broadcast signal           Not forced to carry both broadcast
                                                                              digital and analog

- Cable Open Access              Notice of Inquiry                            No forced open access

- Satellite Must Carry           Must carry all local analog broadcasts       DBS Co. chooses which broadcast
                                 if carry one                                 stations to carry

- Broadcast/Newspaper Cross-     No newspaper and broadcast station in        Removal of ban
  ownership                      same DMA

- National TV Ownership Cap      35% of television audience                   Above 50% or no cap

- TV Duopolies                   Can own two stations in one market if        Eliminate rating and voice tests
                                 only one is in top four and eight
                                 independent voices exist

- Wireless Spectrum Cap          45 MHz in urban and 55 MHz in rural          No cap
                                 markets

- Wireline - Section 271         Regional Bell Operating Companies (RBOCs)
                                 cannot offer in-region Long Distance (LD)


While the deregulation roadmap we laid out for the media and telecom industries in our report (see the "Bull Case" above) is still valid, progress is taking longer than we had originally expected. Whether this delay is political or due to a cautious FCC is a subject of debate. Considerable friction has developed between Michael Powell and vocal Democratic Senator Fritz Hollings. The facts are that on June 17th, 2002, the FCC announced that it was combining the rule making proceedings of six key media rules that were moving along separate tracks into one. According to the FCC, the new universal rule should be ready by Spring 2003.

THE "BIG 6"

The six rules to be reviewed together are as follows (The first four we addressed in September - see Exhibit 1.):
      o  35% National TV Ownership Cap
      o  TV  Duopoly Rule
      o  Newspaper/Broadcast Cross-Ownership Rule
      o  Cable/Broadcast Cross Ownership
      o  Radio Concentration Rule (limited to eight stations within the largest markets)
      o Dual network Rule (No company can own two of the top four national broadcast networks.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY POINTS

- THE OPTIMIST: STRONGER THEORETICAL UNDERPINNINGS. There will now be one coherent, well thought out rule that should stand the test of intense judicial scrutiny. A series of rulings by the United States Court of Appeals for the District of Columbia Circuit have brought into focus the underpinnings of the FCC rules. We specifically refer to the Court's comments on the 35% TV Ownership Cap, Cable/Broadcast Cross-Ownership and the Local TV Ownership Rules (Duopoly). In general, the court felt the rules were arbitrary. We believe the new merger rule will require a rational market analysis of the broad competitive landscape in each specific media market, similar to what takes place today in an FTC anti-trust review. There will be one fabric, as opposed to six rules.

- THE PESSIMIST: DEEP SIX? Again, it remains open for debate what is being driven by politics and what is being driven by the theoretical underpinnings. The cynical side in us tells us that Powell is pushing off the tough decisions until after the 2002 election. If the Republicans take control of the Senate, he may be able to push through the rules without having to joust with Hollings.

- OVERALL MOMENTUM REMAINS POSITIVE. Regardless of what the real driver may be, we believe change is still coming and that remains evident. Given the Court's recent decisions severely criticizing the FCC's rules, we continue to expect more than ever that the industry will be deregulated. (See our Broadcast Deregulation reports dated 3/11/02 and 4/5/02.)

- CONCLUSION OF ENTIRE REVIEW POSSIBLY MOVED FORWARD. Though new regulatory rules were expected to be promulgated in 2002, most industry watchers did not expect all six of the above issues to be addressed this year. Thus, instead of several relatively smaller catalysts hitting the market over the next several years, we believe the unified rule will provide one powerful catalyst in 2003.

- UNCERTAINTY. There still exists a level of uncertainty in the media mergers and acquisitions marketplace.

CONCLUSION

Since a notice of proposed rule making (NPRM) was initiated by the FCC in September 2001 for the Newspaper/Broadcast Cross-Ownership rule and the comment periods have ended, we believe that this rule was the furthest along in the FCC review process and therefore slowed down the most by this event. However, we think that this new process will speed up the time frame for a wider-ranging review of media rules. We note that the rule making process on the 30% cable ownership cap is unaffected here.

More importantly, we believe that this decision by the FCC may have little to no effect on companies' long-term acquisition strategies. The powerful need for consolidation to achieve economies of scale for the global marketplace remains the driver behind the propensity to merge. Several companies have indicated that when faced with an attractive acquisition opportunity they may very well go ahead with it and challenge the rules instead of waiting for the FCC. The FCC's rule changes will provide more fuel to drive natural consolidation. Deals should surface asset value and should therefore drive higher valuations for many companies in the media space.

Evan Carpenter                                                Andrew Rittenberry
(914) 921-6595                                                    (914) 921-6592

[COPYRIGHT]Gabelli & Company, Inc. 2002



ONE CORPORATE CENTER  RYE, NY 10580                      GABELLI & COMPANY, INC.
TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------

This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2002 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees, and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT]Gabelli & Company, Inc. 2002
--------------------------------------------------------------------------------

      On top of that, the beast got particularly ugly as Adelphia and WorldCom, not to mention the Winstars, Teligents, Global Crossings and Qwests, over-impacted on the market. Indeed, instead of positive developments out of the FCC we had negative ones. For example, Senator Feingold from Wisconsin recently introduced legislation to curtail the ability of radio companies to expand their ownership.

INVESTMENT SCORECARD

      Gold stocks (TVX Gold and Echo Bay Mines), defense contractors (Curtiss-Wright, Lockheed Martin, and Northrup Grumman), retailers (Lillian Vernon and Burlington Coat Factory) and industrial companies (Tenneco Automotive, Nashua, Myers Industries and ITT Industries) finished this quarter at the top of our performance list.

      Media and  telecommunications  stocks  dominated our  laggard's  list with
portfolio  holdings  such  as  Cablevision  Systems,  UnitedGlobalCom,   Vivendi
Universal, AT&T, Sprint and Broadwing giving substantial ground.

THE MEDIA STOCK MASSACRE

      Media stocks, with the exception of newspaper publishers, were clobbered in the second quarter, with some of our favorite companies near the bottom of the Fund's performance list. Several factors -- investor concern over relatively high debt levels in the media industry (especially in cable television), heavy institutional ownership and an absence of deals despite regulatory changes that should promote further consolidation in the industry -- were responsible for the media stock massacre.

      We believe these three factors will work in media stocks' favor in the year ahead. Ad spending should improve as the economic recovery and "political spending" unfold. In fact, "up-front" advertising sales for broadcasters have already firmed considerably. The implication is that corporations believe ad prices will rise in the spot market in the coming quarters. As media company cash flows improve, investor concern over debt will diminish. Finally, we think it is simply a matter of time before we see more deals resulting from new rules that permit ownership of broadcast and cable television properties in the same markets and that allow broadcasters to increase their national "footprint." As regulatory barriers continue to come down -- we expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated this year -- deal activity should resume, helping to surface values in the beaten-down media sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMETEK INC. (AME - $37.25 - NYSE) is a leading global manufacturer of analytical instruments for the process, aerospace, power and industrial markets, and a leading producer of electric motors and blowers for the floor care, outdoor power equipment and consumer markets. The company has two operating groups:
Electronic Instruments and Electromechanical. In Electronic Instruments, the company continues to make acquisitions to augment growth. Last year AMETEK purchased EDAX Inc., and early this year, purchased the Instruments for Research and Applied Science. These two companies measure physical properties such as metal purity, environmental monitoring and radiation detection. They have above average growth and are less cyclical than the general industrial economy. At the Electromechanical Group, AMETEK's key strategy is to reduce costs by increasing efficiency and moving non-core operations to low cost countries such as Mexico, the Czech Republic and China. The execution of these two strategies and the company's strong cash flow should enable AMETEK to boost future earnings.

DQE INC. (DQE - $14.00 - NYSE) is a consolidation play whose stock price fell sharply in the second quarter when the company came to market with a very large equity offering. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE is in the process of divesting its water utility business and plans to use the proceeds to pay down debt. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

GENUINE PARTS CO. (GPC - $34.87 - NYSE), a Georgia corporation incorporated in 1928, is the premier service organization engaged in the traditional distribution of automotive and industrial replacement parts, office products and electrical/electronic materials. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for substantially all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. The Industrial Parts Group distributes a wide variety of products to its customers, primarily industrial concerns, to maintain and operate plants, machinery and equipment. The Office Products Group (S. P. Richards Company), is engaged in the wholesale distribution of a broad line of office and other products that are used in the daily operation of businesses, schools, offices and institutions. The financially troublesome Electrical/Electronic Materials Group ("EIS") distributes materials for the manufacture and repair of electrical and electronic apparatus.

ITT INDUSTRIES INC. (ITT - $70.60 - NYSE) is a manufacturer of submersible pumps, defense electronics, connectors and switches and specialty products such as automotive tubing and leisure marine equipment. The company's multi-industry portfolio offers growth in times like these. As a result of the increase in the military budget, ITT's defense business is on a growth track. This group has a record backlog and programs are ramping up in avionics and systems. The water and wastewater market for submersible pumps continues to grow, driven by the demand for clean water. While the market for connectors and switches is weak, in part due to a weak telecommunication industry, the decline appears to have bottomed. Demand for ITT's specialty products will follow the economy, which is expected to pick up later this year. ITT's mix of businesses, strong balance sheet and substantial cash flow makes this an attractive investment.

KELLOGG CO. (K - $35.86 - NYSE), a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the United States. Along with Keebler's top brands, Kellogg acquired their direct store door delivery system (DSD), which is now being utilized for its own snack brands. This year Kellogg is focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow. Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

NAVISTAR INTERNATIONAL CORP. (NAV - $32.00 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[R] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[R] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly owned subsidiary, Navistar Financial Corporation.

TRIBUNE CO. (TRB - $43.50 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, the LOS ANGELES TIMES and the CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

USA INTERACTIVE INC. (USAI - $23.45 - NASDAQ), through its subsidiaries, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster (TMCS - $18.71 - Nasdaq) and various travel related businesses, including Expedia.com (EXPE - $59.29 - Nasdaq) and Hotels.com (ROOM
- $42.23 - Nasdaq). USA recently closed a deal to sell its entertainment assets (USA Networks, Sci-Fi Channel, USA Networks Studios) to Vivendi Universal (V - $21.50 - NYSE). In June, the company also began the process of tendering for the remaining publicly held shares of its main publicly traded subsidiaries -- Ticketmaster, Expedia and Hotels.com.

VIACOM INC. (VIA - $44.46 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

WATTS INDUSTRIES INC. (WTS - $19.85 - NYSE) is a leading manufacturer of an extensive line of valves and other products to the plumbing, heating and water quality markets. The company has over a 60% market share in its major products in temperature and pressure relief valves, water pressure regulators and backflow prevention devices. Watts has several market opportunities for growing its business. The company has substantial room to leverage its brand awareness and new plumbing codes benefit revenues. A major opportunity for the company is thermostatic mixing valves, which react to water temperature to prevent scalding. These valves are the dominant form of anti-scald protection in Europe and are just beginning to be recognized in the United States. Another big opportunity for Watts is the demand for clean water. Demand for Watt's products should grow as counties repair their infrastructure in order to adequately transfer water from the main line to commercial and residential dwellings. Watts' attractive product line, strong market position and excellent cash flow should help the company foster future growth.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          ----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:


                        AUGUST                        SEPTEMBER                       OCTOBER
                        ------                        ---------                       -------
      1st Wednesday     Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday     Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday     Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday     Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                   Barbara Marcin


      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      As the old saying goes, "the darkest hour is just before dawn." We are not suggesting the stock market is about to take off in the coming quarters. However, the fundamental picture -- an expanding economy, low interest rates, rising earnings and more reasonable equity valuations -- raises the floor under equities.

      The Fund's daily net asset value is available in the  financial  press and
each   evening   after  6:00  PM   (Eastern   Time)  by  calling   1-800-GABELLI
(1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.
                                                   Sincerely,
                                                   /S/ Mario J. Gabelli
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer
July 25, 2002

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002
                                  -------------

AMETEK Inc.                                       Navistar International Corp.
DQE Inc.                                          Tribune Co.
Genuine Parts Co.                                 USA Interactive Inc.
ITTIndustries Inc.                                Viacom Inc.
Kellogg Co.                                       Watts Industries Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------

              COMMON STOCKS -- 91.0%
              AEROSPACE -- 1.7%
      85,000  Boeing Co. ....................   $    2,913,690   $    3,825,000
     170,000  Lockheed Martin Corp. .........        4,410,733       11,815,000
                                                --------------   --------------
                                                    14,587,779       30,390,000
                                                --------------   --------------
              AGRICULTURE -- 0.5%
     630,000  Archer-Daniels-Midland Co. ....        8,994,405        8,057,700
      15,000  Delta & Pine Land Co. .........          260,292          301,500
                                                --------------   --------------
                                                     9,254,697        8,359,200
                                                --------------   --------------
              AUTOMOTIVE -- 0.5%
     155,000  General Motors Corp. ..........        6,247,269        8,284,750
      33,000  Volkswagen AG .................        1,368,067        1,590,471
                                                --------------   --------------
                                                     7,615,336        9,875,221
                                                --------------   --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 4.8%
      55,000  ArvinMeritor Inc. .............        1,534,063        1,320,000
      60,000  BorgWarner Inc. ...............        2,174,700        3,465,600
     125,000  CLARCOR Inc. ..................        1,777,793        3,956,250
     600,000  Dana Corp. ....................       11,416,070       11,118,000
     220,000  Federal-Mogul Corp.+ ..........          487,657          154,660
     650,000  GenCorp Inc. ..................        2,404,331        9,295,000
     500,000  Genuine Parts Co. .............       12,026,034       17,435,000
     180,000  Johnson Controls Inc. .........        6,100,234       14,689,800
     135,000  Midas Inc.+ ...................        1,845,188        1,674,000
     301,500  Modine Manufacturing Co. ......        7,070,919        7,410,870
      10,000  O'Reilly Automotive Inc.+ .....          307,600          275,600
     200,000  Pennzoil-Quaker State Co. .....        3,559,074        4,306,000
     202,500  Scheib (Earl) Inc.+ ...........        1,446,768          607,500
     210,000  Standard Motor
                Products Inc. ...............        3,040,437        3,559,500
      90,000  Superior Industries
                International Inc. ..........        2,339,210        4,162,500
     380,000  Tenneco Automotive Inc.+ ......        3,012,414        2,508,000
     100,000  TransPro Inc.+ ................          788,321          625,000
                                                --------------   --------------
                                                    61,330,813       86,563,280
                                                --------------   --------------
              AVIATION: PARTS AND SERVICES -- 1.7%
      72,000  Aviall Inc.+ ..................          716,137        1,008,000
     170,000  Curtiss-Wright Corp. ..........        2,138,842       13,600,000
       2,000  Curtiss-Wright Corp., Cl. B ...           86,100          151,200
     150,000  Fairchild Corp., Cl. A+ .......        1,017,702          472,500
      95,000  Kaman Corp., Cl. A ............        1,355,190        1,592,200
      45,000  Precision Castparts Corp. .....          784,394        1,485,000
     100,000  Sequa Corp., Cl. A+ ...........        4,375,920        6,539,000
     104,000  Sequa Corp., Cl. B+ ...........        5,351,790        6,812,000
                                                --------------   --------------
                                                    15,826,075       31,659,900
                                                --------------   --------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------

              BROADCASTING -- 1.4%
      20,000  Corus Entertainment Inc.,
                Cl. B+ ......................   $       64,982   $      353,740
      46,800  Fisher Communications Inc. ....        2,793,877        2,748,096
     230,000  Granite Broadcasting Corp.+ ...        1,109,343          558,900
      20,000  Gray Communications
                Systems Inc. ................          239,531          362,000
     210,000  Gray Communications
                Systems Inc., Cl. B .........        2,702,209        2,793,000
     160,000  Grupo Televisa SA, ADR+ .......        4,358,326        5,980,800
     170,000  Liberty Corp. .................        6,268,553        6,774,500
       5,000  Lin TV Corp., Cl. A+ ..........          110,000          135,200
     150,000  Paxson Communications
                Corp.+ ......................        1,635,604          825,000
     400,000  Television Broadcasts Ltd. ....        1,815,551        1,702,628
     185,000  Young Broadcasting Inc.,
                Cl. A+ ......................        4,746,743        3,289,300
                                                --------------   --------------
                                                    25,844,719       25,523,164
                                                --------------   --------------
              BUILDING AND CONSTRUCTION -- 0.5%
      80,111  Huttig Building
                Products Inc.+ ..............          243,014          430,196
     175,000  Nortek Inc.+ ..................        1,046,710        7,892,500
       4,333  Nortek Inc., Special
                Common+ (a) .................           59,049          195,418
                                                --------------   --------------
                                                     1,348,773        8,518,114
                                                --------------   --------------
              BUSINESS SERVICES -- 1.1%
     700,000  Cendant Corp.+ ................        9,177,255       11,116,000
     100,000  Ecolab Inc. ...................        1,876,865        4,623,000
      10,000  Imation Corp.+ ................          203,344          297,600
      66,500  Landauer Inc. .................          412,456        2,582,195
     140,000  Nashua Corp.+ .................        2,029,875          994,000
                                                --------------   --------------
                                                    13,699,795       19,612,795
                                                --------------   --------------
              CABLE -- 1.0%
     180,000  Adelphia Communications
                Corp., Cl. A+ ...............        1,140,041           28,800
     780,000  Cablevision Systems Corp.,
                Cl. A+ ......................        9,744,215        7,378,800
      30,000  Charter Communications
                Inc., Cl. A+ ................          138,876          122,400
      40,000  Comcast Corp., Cl. A+ .........          286,651          968,000
      40,000  Comcast Corp., Cl. A,
                Special+ ....................          306,462          953,600
      20,000  NTL Inc.+ .....................          169,730              640
     700,000  Rainbow Media Group,
                Cl. A+ ......................        9,709,730        6,125,000
      60,000  Shaw Communications Inc.,
                Cl. B .......................          164,952          660,797
      80,000  Shaw Communications Inc.,
                Cl. B, Non-Voting ...........          312,647          896,000
     500,000  UnitedGlobalCom Inc.,
                Cl. A+ ......................        4,107,680        1,375,000
                                                --------------   --------------
                                                    26,080,984       18,509,037
                                                --------------   --------------


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              COMMON STOCKS (CONTINUED)
              CLOSED END FUNDS -- 0.1%
      84,000  Royce Value Trust Inc. ........   $      949,972   $    1,390,200
                                                --------------   --------------
              COMMUNICATIONS EQUIPMENT -- 0.5%
     303,900  Allen Telecom Inc.+ ...........        1,863,623        1,306,770
     630,000  Corning Inc.+ .................        6,480,310        2,236,500
   1,050,000  Lucent Technologies Inc.+ .....        5,963,244        1,743,000
     190,000  Motorola Inc. .................        2,013,581        2,739,800
     250,000  Nortel Networks Corp.+ ........        3,175,467          362,500
                                                --------------   --------------
                                                    19,496,225        8,388,570
                                                --------------   --------------
              COMPUTER HARDWARE -- 0.0%
      30,000  Hewlett-Packard Co. ...........          871,192          458,400
      65,000  Xerox Corp.+ ..................          899,302          453,050
                                                --------------   --------------
                                                     1,770,494          911,450
                                                --------------   --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.2%
      35,000  Computer Associates
                International Inc. ..........          826,906          556,150
     285,000  EMC Corp.+ ....................        4,822,546        2,151,750
      40,000  Genuity Inc., Cl. A+ ..........          680,729          152,000
      48,000  INT Media Group Inc.+ .........          241,259           95,040
                                                --------------   --------------
                                                     6,571,440        2,954,940
                                                --------------   --------------
              CONSUMER PRODUCTS -- 5.4%
      20,000  Alberto-Culver Co., Cl. A .....          739,719          903,600
       3,000  Alberto-Culver Co., Cl. B .....          128,195          143,400
      11,000  Christian Dior SA .............          307,335          423,691
     200,000  Church & Dwight Co. Inc. ......        1,977,337        6,266,000
       1,000  Clorox Co. ....................           30,050           41,350
      60,000  Department 56 Inc.+ ...........          651,832          976,800
     120,000  Eastman Kodak Co. .............        3,753,816        3,500,400
     375,000  Energizer Holdings Inc.+ ......        5,992,408       10,282,500
     135,000  Fortune Brands Inc. ...........        3,151,093        7,560,000
     330,000  Gallaher Group plc, ADR .......        5,226,111       12,325,500
     430,000  Gillette Co. ..................       12,750,129       14,564,100
       1,500  Givaudan SA ...................          408,522          604,778
      80,000  Harley-Davidson Inc. ..........          198,900        4,101,600
      60,000  International Flavors &
                Fragrances Inc. .............        1,080,717        1,949,400
     260,000  Mattel Inc. ...................        3,872,441        5,480,800
      40,000  Maytag Corp. ..................        1,195,382        1,706,000
      67,000  National Presto
                Industries Inc. .............        2,283,432        2,144,000
      95,000  Philip Morris
                Companies Inc. ..............        3,844,502        4,149,600
     200,000  Procter & Gamble Co. ..........       13,815,383       17,860,000
      41,000  Syratech Corp.+ (a) ...........          939,276           18,450
     200,000  Wolverine World Wide Inc. .....        2,790,320        3,490,000
                                                --------------   --------------
                                                    65,136,900       98,491,969
                                                --------------   --------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              CONSUMER SERVICES -- 2.2%
     400,000  Rollins Inc. ..................   $    6,380,114   $    8,136,000
   1,330,000  USA Interactive Inc.+ .........        9,645,029       31,188,500
                                                --------------   --------------
                                                    16,025,143       39,324,500
                                                --------------   --------------
              DIVERSIFIED INDUSTRIAL -- 6.5%
     200,000  Acuity Brands Inc. ............        3,568,807        3,640,000
       5,000  Anixter International Inc.+ ...           45,044          117,500
      50,000  Chemed Corp. ..................        1,509,519        1,884,500
     190,000  Cooper Industries Ltd.,
                Cl. A .......................        7,876,545        7,467,000
     500,000  Crane Co. .....................        8,493,896       12,690,000
     110,000  Gardner Denver Inc.+ ..........        1,627,876        2,200,000
     250,000  GATX Corp. ....................        5,922,209        7,525,000
       3,000  General Electric Co. ..........           24,686           87,150
      90,000  GenTek Inc. ...................          875,745           19,800
     220,000  Greif Bros. Corp., Cl. A ......        4,752,946        7,339,420
      30,000  Harbor Global Co. Ltd. ........          121,875          221,250
     400,000  Honeywell International Inc. ..       14,692,001       14,092,000
     350,000  ITT Industries Inc. ...........       11,027,869       24,710,000
     150,000  Katy Industries Inc.+ .........        1,369,925          750,000
     310,000  Lamson & Sessions Co.+ ........        1,697,032        1,209,000
      30,000  MagneTek Inc.+ ................          311,130          297,000
     180,000  Myers Industries Inc. .........        1,557,014        3,085,200
      25,000  National Service
                Industries Inc. .............          369,035          225,000
      60,000  Pentair Inc. ..................        1,744,765        2,884,800
     263,900  Sensient Technologies
                Corp. .......................        5,034,952        6,006,364
      92,000  Smiths Group plc ..............        1,033,103        1,194,823
       1,500  Sulzer AG+ ....................          305,722          318,516
     155,000  Thomas Industries Inc. ........        1,971,325        4,464,000
      80,000  Trinity Industries Inc. .......          977,970        1,657,600
     200,000  TRW Inc. ......................       10,201,843       11,396,000
     140,000  Tyco International Ltd. .......        3,630,716        1,891,400
                                                --------------   --------------
                                                    90,743,550      117,373,323
                                                --------------   --------------
              ELECTRONICS -- 0.9%
     481,019  Agere Systems Inc., Cl. B+ ....        1,782,444          721,528
       2,400  Fargo Electronics+ ............           17,016           19,728
       3,000  Hitachi Ltd., ADR .............          302,567          192,510
      13,000  Kyocera Corp., ADR ............          448,062          956,800
      22,000  Molex Inc., Cl. A .............          729,719          603,460
     400,000  Oak Technology Inc.+ ..........        1,805,264        1,812,000
     105,000  Sony Corp., ADR ...............        5,064,269        5,575,500
     100,000  Texas Instruments Inc. ........        3,233,356        2,370,000
     260,000  Thomas & Betts Corp.+ .........        4,837,196        4,836,000
                                                --------------   --------------
                                                    18,219,893       17,087,526
                                                --------------   --------------


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES -- 5.7%
      20,000  AES Corp.+ ....................   $      122,419   $      108,400
     130,000  AGL Resources Inc. ............        2,290,651        3,016,000
     240,000  BP plc, ADR ...................        6,441,908       12,117,600
      38,000  Brown (Tom) Inc.+ .............          613,895        1,077,300
     100,000  Burlington Resources Inc. .....        3,866,719        3,800,000
      22,000  CH Energy Group Inc. ..........          913,575        1,083,500
     159,050  ChevronTexaco Corp. ...........        8,534,150       14,075,925
     491,400  Conectiv ......................        9,350,683       12,683,034
     185,000  Conoco Inc. ...................        5,045,510        5,143,000
      20,000  Constellation Energy
                Group Inc. ..................          484,262          586,800
      60,000  Devon Energy Corp. ............        1,603,594        2,956,800
      59,998  DPL Inc. ......................        1,295,990        1,586,947
      90,000  DQE Inc. ......................        1,402,568        1,260,000
      30,000  DTE Energy Co. ................        1,297,327        1,339,200
      90,000  El Paso Corp. .................        2,192,079        1,854,900
     285,000  El Paso Electric Co.+ .........        3,293,306        3,947,250
      94,000  Energy East Corp. .............        1,933,002        2,124,400
      55,000  EOG Resources Inc. ............          503,772        2,183,500
     280,000  Exxon Mobil Corp. .............        5,435,824       11,457,600
      11,000  FPL Group Inc. ................          593,202          659,890
      16,625  GlobalSantaFe Corp. ...........          413,738          454,694
     215,000  Halliburton Co. ...............        3,113,391        3,427,100
      46,359  Kerr-McGee Corp. ..............        2,707,289        2,482,524
     100,000  Mirant Corp.+ .................          970,902          730,000
     180,000  NiSource Inc.+ ................          360,000          374,400
     150,000  Northeast Utilities ...........        3,079,469        2,821,500
     100,000  Progress Energy Inc.+ .........           52,000           30,000
      24,000  SJW Corp. .....................        2,389,835        1,944,000
     325,000  Southwest Gas Corp. ...........        5,939,311        8,043,750
      11,000  UIL Holdings Corp. ............          514,356          599,060
                                                --------------   --------------
                                                    76,754,727      103,969,074
                                                --------------   --------------
              ENTERTAINMENT -- 6.5%
     840,000  AOL Time Warner Inc.+ .........       10,812,523       12,356,400
     310,000  Disney (Walt) Co. .............        7,792,893        5,859,000
      19,406  EMI Group plc .................           75,408           73,657
     100,000  EMI Group plc, ADR ............        1,246,297          762,150
     150,000  Fox Entertainment
                Group Inc., Cl. A+ ..........        3,565,679        3,262,500
     200,000  GC Companies Inc.+ ............          218,000           50,000
      10,000  Liberty Livewire Corp.,
                Cl. A+ ......................           59,918           29,400
   4,480,000  Liberty Media Corp.,
                Cl. A+ ......................       13,144,055       44,800,000
     400,000  Metro-Goldwyn-Mayer
                Inc.+ .......................        6,777,231        4,680,000
      15,000  Regal Entertainment
                Group, Cl. A+ ...............          285,000          349,800
     120,000  Six Flags Inc.+ ...............        1,663,942        1,734,000

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
     850,000  Viacom Inc., Cl. A+ ...........   $   20,118,976   $   37,791,000
     250,000  Vivendi Universal SA, ADR .....       12,446,589        5,375,000
      35,000  World Wrestling
                Entertainment Inc.+ .........          446,756          511,000
                                                --------------   --------------
                                                    78,653,267      117,633,907
                                                --------------   --------------
              ENVIRONMENTAL SERVICES -- 1.1%
     130,000  Allied Waste
                Industries Inc.+ ............        1,274,311        1,248,000
     300,000  Republic Services Inc.+ .......        3,560,581        5,721,000
     500,000  Waste Management Inc. .........        9,832,848       13,025,000
                                                --------------   --------------
                                                    14,667,740       19,994,000
                                                --------------   --------------
              EQUIPMENT AND SUPPLIES -- 7.1%
     308,000  AMETEK Inc. ...................        3,593,467       11,473,000
      15,000  Amphenol Corp., Cl. A+ ........          231,256          540,000
      70,000  Caterpillar Inc. ..............          927,858        3,426,500
     105,000  CIRCOR International Inc. .....          907,143        1,800,750
     190,000  Crown Cork & Seal
                Co. Inc.+ ...................          856,577        1,301,500
     100,000  CTS Corp. .....................          366,271        1,204,000
       4,000  Danaher Corp. .................          140,709          265,400
     400,000  Deere & Co. ...................        6,703,065       19,160,000
     220,000  Donaldson Co. Inc. ............        1,650,110        7,708,800
     191,150  Fedders Corp. .................          881,822          483,610
     500,000  Flowserve Corp.+ ..............        7,733,254       14,900,000
     160,000  Gerber Scientific Inc.+ .......        1,622,651          561,600
     300,000  GrafTech International Ltd.+ ..        5,248,002        3,690,000
     460,000  IDEX Corp. ....................        4,125,297       15,410,000
      15,000  Ingersoll-Rand Co., Cl. A .....          633,450          684,900
      90,000  Lufkin Industries Inc. ........        1,619,261        2,598,300
      18,000  Manitowoc Co. Inc. ............          131,305          638,820
      34,500  Met-Pro Corp. .................          434,263          500,940
     600,000  Navistar International
                Corp.+ ......................       11,672,098       19,200,000
      30,000  PACCAR Inc. ...................          522,021        1,331,700
     215,000  SPS Technologies Inc.+ ........        4,117,801        8,206,550
     150,000  Sybron Dental
                Specialties Inc.+ ...........        2,864,787        2,775,000
      30,000  Valmont Industries Inc. .......          242,908          609,900
     435,000  Watts Industries Inc., Cl. A ..        5,006,660        8,634,750
     120,000  Weir Group plc                           504,947          519,488
                                                --------------   --------------
                                                    62,736,983      127,625,508
                                                --------------   --------------
              FINANCIAL SERVICES -- 5.3%
      25,000  Aegon NV, ADR .................          425,323          508,750
           1  Al-Zar Ltd.+ (a) ..............                0              140
      14,000  Alleghany Corp.+ ..............        2,638,614        2,674,000
      40,000  Allstate Corp. ................          905,355        1,479,200
     310,000  American Express Co. ..........        5,642,655       11,259,200
      61,000  Argonaut Group Inc. ...........        1,657,706        1,306,620
      55,000  Bank of New York Co. Inc. .....        2,153,206        1,856,250
      68,000  Bank One Corp. ................        1,948,065        2,616,640


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              COMMON STOCKS (CONTINUED)
              FINANCIAL SERVICES (CONTINUED)
         220  Berkshire Hathaway Inc.,
                Cl. A+ ......................   $      874,549   $   14,696,000
      50,000  BKF Capital Group Inc.+ .......          933,375        1,425,000
      25,000  Block (H&R) Inc. ..............          402,676        1,153,750
      50,000  Commerzbank AG ................          887,917          750,595
     130,000  Commerzbank AG, ADR ...........        2,857,819        1,970,800
     157,000  Deutsche Bank AG, ADR .........        7,090,975       10,913,070
      10,000  Lehman Brothers
                Holdings Inc. ...............           90,250          625,200
      40,000  Leucadia National Corp. .......        1,000,869        1,266,400
      95,000  Mellon Financial Corp. ........        3,321,789        2,985,850
      25,000  Merrill Lynch & Co. Inc. ......        1,030,220        1,012,500
      45,000  Metris Companies Inc. .........          413,851          373,950
     236,000  Midland Co. ...................        2,505,212       11,910,920
       2,000  MONY Group Inc. ...............           57,225           68,020
     240,000  Phoenix Companies Inc. ........        3,856,846        4,404,000
       2,500  Prudential Financial Inc.+ ....           68,750           83,400
     100,000  Schwab (Charles) Corp. ........        1,353,375        1,120,000
      50,000  St. Paul Companies Inc. .......        1,743,433        1,946,000
      84,000  State Street Corp. ............          629,075        3,754,800
      30,000  Stilwell Financial Inc. .......          567,698          546,000
      20,000  SunTrust Banks Inc. ...........          424,879        1,354,400
      30,000  T. Rowe Price Group Inc. ......        1,012,984          986,400
      10,000  Travelers Property
                Casualty Corp., Cl. A+ ......          185,000          177,000
       3,000  UBS AG+ .......................          142,021          149,670
       8,500  Value Line Inc. ...............          136,515          349,605
     250,000  Wachovia Corp. ................        8,076,575        9,545,000
      40,000  Waddell & Reed
                Financial Inc., Cl. A .......          879,211          916,800
                                                --------------   --------------
                                                    55,914,013       96,185,930
                                                --------------   --------------
              FOOD AND BEVERAGE -- 9.2%
      16,700  Brau und Brunnen AG+ ..........          221,760          737,252
     224,000  Brown-Forman Corp., Cl. A .....       10,120,531       15,702,400
       3,000  Cadbury Schweppes plc,
                ADR .........................           91,431           90,540
     100,000  Campbell Soup Co. .............        2,860,599        2,766,000
     105,000  Coca-Cola Co. .................        3,236,639        5,880,000
      50,000  Coca-Cola Enterprises Inc. ....          764,742        1,104,000
      40,000  ConAgra Foods Inc. ............          772,597        1,106,000
     260,000  Corn Products
                International Inc. ..........        6,678,348        8,091,200
     315,000  Diageo plc, ADR ...............       11,752,572       16,269,750
      20,000  Dreyer's Grand Ice
                Cream Inc. ..................        1,345,682        1,372,000
       7,400  Farmer Brothers Co. ...........          975,514        2,684,498
     192,060  Flowers Foods Inc.+ ...........        2,673,954        4,964,751
     245,000  General Mills Inc. ............        6,527,568       10,799,600

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
     350,000  Grupo Bimbo SA de CV,
                Ser. A ......................   $      746,933   $      782,025
       5,000  Hain Celestial Group Inc.+ ....           67,359           92,500
     200,000  Heinz (H.J.) Co. ..............        8,091,639        8,220,000
      60,000  Hershey Foods Corp. ...........        2,070,694        3,750,000
     465,000  Kellogg Co. ...................       11,830,437       16,674,900
     100,000  Kerry Group plc, Cl. A ........        1,179,128        1,493,833
     165,000  LVMH Moet Hennessy
                Louis Vuitton, ADR ..........        1,144,063        1,664,850
   1,090,290  PepsiAmericas Inc. ............       13,801,680       16,288,933
     420,000  PepsiCo Inc. ..................       10,671,149       20,244,000
     150,000  Ralcorp Holdings Inc.+ ........        2,202,077        4,687,500
      20,000  Sara Lee Corp. ................          406,200          412,800
      26,398  Smucker (J.M.) Co. ............          725,849          900,964
     143,221  Tootsie Roll Industries Inc. ..        2,040,681        5,522,602
     250,000  Wrigley (Wm.) Jr. Co. .........        7,584,313       13,837,500
                                                --------------   --------------
                                                   110,584,139      166,140,398
                                                --------------   --------------
              HEALTH CARE -- 2.2%
      22,000  Abbott Laboratories ...........          815,600          828,300
      48,000  Amgen Inc.+ ...................          220,320        2,010,240
      25,000  Apogent Technologies Inc.+ ....          494,908          514,250
      36,000  Biogen Inc.+ ..................          270,450        1,491,480
     170,000  Bristol-Myers Squibb Co. ......        5,384,367        4,369,000
       5,000  Centerpulse AG+ ...............          324,089          834,090
      40,000  Chiron Corp.+ .................          550,315        1,414,000
      10,000  GlaxoSmithKline plc, ADR ......          549,120          431,400
      25,000  Inverness Medical
                Innovations Inc.+ ...........          424,748          505,000
      53,520  Invitrogen Corp.+ .............        2,693,651        1,713,175
      60,000  Johnson & Johnson .............          624,750        3,135,600
     155,000  Merck & Co. Inc. ..............        5,092,182        7,849,200
     290,000  Pfizer Inc. ...................        2,928,666       10,150,000
      50,000  Pharmacia Corp. ...............        1,953,608        1,872,500
      40,000  Schering-Plough Corp. .........        1,289,900          984,000
       8,000  VISX Inc.+ ....................          143,334           87,200
      70,000  Women First
                HealthCare Inc.+ ............          124,375          546,000
      23,000  Wyeth .........................          970,182        1,177,600
       2,200  Zimmer Holdings Inc.+ .........           57,028           78,452
                                                --------------   --------------
                                                    24,911,593       39,991,487
                                                --------------   --------------
              HOTELS AND GAMING -- 2.4%
      84,300  Aztar Corp.+ ..................          815,374        1,753,440
     100,000  Boca Resorts Inc., Cl. A+ .....          930,944        1,325,000
     410,000  Gaylord Entertainment Co.+ ....       10,874,285        9,040,500
      50,000  GTECH Holdings Corp.+ .........          490,025        1,277,000
      12,000  Harrah's Entertainment
                Inc.+ .......................          113,002          532,200
   2,320,000  Hilton Group plc ..............        8,554,732        8,071,884
     780,000  Hilton Hotels Corp. ...........        8,916,029       10,842,000
      70,000  Mandalay Resort Group+ ........          926,417        1,929,900
      30,000  MGM Mirage+ ...................          755,882        1,012,500


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              COMMON STOCKS (CONTINUED)
              HOTELS AND GAMING  (CONTINUED)
     220,000  Park Place Entertainment
                Corp.+ ......................   $    1,231,329   $    2,255,000
     140,000  Starwood Hotels &
                Resorts Worldwide Inc. ......        3,635,299        4,604,600
      60,000  Trump Hotels & Casino
                Resorts Inc.+ ...............          256,680          129,000
                                                --------------   --------------
                                                    37,499,998       42,773,024
                                                --------------   --------------
              METALS AND MINING -- 1.2%
      55,000  Alcoa Inc. ....................        1,491,262        1,823,250
     259,000  Barrick Gold Corp. ............        3,360,500        4,918,410
     300,000  Echo Bay Mines Ltd.+ ..........          371,625          345,000
     500,000  Newmont Mining Corp.
                Holding Co. .................        9,300,198       13,165,000
     170,000  Placer Dome Inc. ..............        1,576,429        1,905,700
     250,000  Royal Oak Mines Inc.+ .........          654,847            2,000
      20,000  TVX Gold Inc.+ ................           38,500           28,000
                                                --------------   --------------
                                                    16,793,361       22,187,360
                                                --------------   --------------
              PAPER AND FOREST PRODUCTS -- 0.4%
     210,000  MeadWestvaco Corp. ............        5,983,177        7,047,600
      10,000  Rayonier Inc. .................          465,432          491,300
      10,000  Sealed Air Corp.+ .............          285,419          402,700
                                                --------------   --------------
                                                     6,734,028        7,941,600
                                                --------------   --------------
              PUBLISHING -- 5.0%
     225,000  Belo Corp., Cl. A .............        4,060,533        5,087,250
      15,000  Dow Jones & Co. Inc. ..........          709,141          726,750
      20,000  EMAP plc ......................          224,148          249,379
      50,000  Lee Enterprises Inc. ..........        1,152,425        1,750,000
      60,000  McClatchy Co., Cl. A ..........        1,240,718        3,855,000
     140,000  McGraw-Hill
                Companies Inc. ..............        2,576,918        8,358,000
     408,000  Media General Inc., Cl. A .....       11,933,426       24,480,000
      82,000  Meredith Corp. ................        1,687,250        3,144,700
     132,000  New York Times Co., Cl. A .....        1,094,267        6,798,000
      14,000  News Corp. Ltd., ADR ..........          246,049          321,020
     395,000  Penton Media Inc.+ ............        2,616,020          849,250
     500,000  PRIMEDIA Inc.+ ................        2,550,607          610,000
     130,000  Pulitzer Inc. .................        5,657,829        6,747,000
     170,000  Reader's Digest
                Association Inc., Cl. B .....        4,208,157        3,910,000
     126,000  Scripps (E.W.) Co., Cl. A .....        7,829,651        9,702,000
      94,640  Seat-Pagine Gialle SpA+ .......          198,816           69,354
     120,000  Thomas Nelson Inc. ............        1,535,734        1,267,200
     292,550  Tribune Co. ...................       10,190,258       12,725,925
                                                --------------   --------------
                                                    59,711,947       90,650,828
                                                --------------   --------------
                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              REAL ESTATE -- 1.2%
     385,000  Catellus Development
                Corp.+ ......................   $    3,766,876   $    7,861,700
      48,000  Florida East Coast
                Industries Inc., Cl. A ......          631,838        1,214,400
      72,082  Florida East Coast
                Industries Inc., Cl. B ......        1,224,423        1,715,552
      88,000  Griffin Land &
                Nurseries Inc.+ .............        1,143,929        1,216,600
       3,961  HomeFed Corp.+ ................              709            3,604
     312,000  St. Joe Co. ...................        2,376,837        9,366,240
                                                --------------   --------------
                                                     9,144,612       21,378,096
                                                --------------   --------------
              RETAIL -- 2.6%
      28,000  Aaron Rents Inc. ..............          113,898          670,600
      30,000  Aaron Rents Inc., Cl. A .......          295,149          675,000
     200,000  Albertson's Inc. ..............        4,369,984        6,092,000
     600,000  AutoNation Inc.+ ..............        6,982,559        8,700,000
      50,000  Blockbuster Inc., Cl. A .......          493,749        1,345,000
     169,000  Burlington Coat Factory
                Warehouse Corp. .............        1,954,413        3,591,250
       4,000  Coldwater Creek Inc.+ .........           50,700           97,600
       4,000  Delhaize Le Lion SA, ADR ......          165,935          186,320
     140,000  Kroger Co.+ ...................          818,000        2,786,000
     172,200  Lillian Vernon Corp. ..........        2,457,832        1,226,925
       7,300  Neiman Marcus Group
                Inc., Cl. A+ ................          238,477          253,310
     660,000  Neiman Marcus Group
                Inc., Cl. B+ ................       15,984,491       21,304,800
     190,000  Rite Aid Corp.+ ...............          685,750          446,500
                                                --------------   --------------
                                                    34,610,937       47,375,305
                                                --------------   --------------
              SATELLITE -- 0.2%
     250,099  General Motors Corp.,
                Cl. H+ ......................        6,322,239        2,601,030
     200,000  Loral Space &
                Communications Ltd.+ ........          678,247          198,000
                                                --------------   --------------
                                                     7,000,486        2,799,030
                                                --------------   --------------
              SPECIALTY CHEMICALS -- 2.2%
     445,000  Ferro Corp. ...................        7,125,134       13,416,750
     130,000  Fuller (H.B.) Co. .............        2,221,326        3,807,700
     121,000  General Chemical
                Group Inc.+ .................          812,204          375,100
     150,000  Great Lakes Chemical Corp. ....        4,162,526        3,973,500
     380,000  Hercules Inc.+ ................        6,225,728        4,408,000
     211,800  Material Sciences Corp.+ ......        1,869,543        2,969,436
     630,000  Omnova Solutions Inc.+ ........        1,986,506        5,292,000
     130,000  Rohm and Haas Co. .............        3,645,658        5,263,700
                                                --------------   --------------
                                                    28,048,625       39,506,186
                                                --------------   --------------


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS -- 6.2%
       7,500  Allegiance Telecom Inc.+ ......   $       74,063   $       13,725
     100,000  ALLTEL Corp. ..................        3,210,248        4,700,000
   1,050,000  AT&T Corp. ....................       17,880,549       11,235,000
     250,000  BCE Inc. ......................        6,059,110        4,355,000
     130,000  BellSouth Corp. ...............        4,649,484        4,095,000
      14,000  Brasil Telecom
                Participacoes SA, ADR .......          810,959          396,340
     600,000  Broadwing Inc.+ ...............        5,705,807        1,560,000
     300,000  BT Group plc+ .................        1,190,878        1,152,386
      30,200  BT Group plc, ADR+ ............        1,219,937        1,151,224
     250,000  Cable & Wireless plc, ADR .....        6,162,070        1,942,500
     550,000  CenturyTel Inc. ...............        6,643,543       16,225,000
     380,000  Citizens Communications
                Co.+ ........................        3,879,935        3,176,800
     322,600  Commonwealth Telephone
                Enterprises Inc.+ ...........        5,564,590       12,981,424
      35,000  Commonwealth Telephone
                Enterprises Inc., Cl. B+ ....          347,445        1,435,000
     170,132  Deutsche Telekom AG, ADR ......        2,241,816        1,583,929
      70,000  France Telecom SA, ADR ........        1,790,650          656,600
       5,000  Global Crossing Ltd.+ .........           41,250              245
     900,000  Qwest Communications
                International Inc.+ .........        8,589,648        2,520,000
     240,000  RCN Corp.+ ....................        1,699,603          328,800
      10,000  Rogers Communications
                Inc., Cl. B+ ................           77,553           89,421
     430,000  Rogers Communications
                Inc., Cl. B, ADR+ ...........        4,257,815        3,930,200
     190,000  SBC Communications Inc. .......        6,364,367        5,795,000
     400,000  Sprint Corp. - FON Group ......        5,850,469        4,244,000
      10,000  Swisscom AG, ADR ..............          304,000          290,000
      75,403  Tele Norte Leste
                Participacoes SA, ADR .......        1,032,454          750,260
     500,000  Telecom Italia SpA ............        1,032,880        3,915,933
     117,000  Telecom Italia SpA, ADR .......        2,609,820        9,137,700
      92,897  Telefonica SA, ADR+ ...........        3,545,922        2,308,491
      12,080  Telefonica SA, BDR+ ...........          152,285          100,016
      20,000  Telefonos de Mexico SA,
                Cl. L, ADR ..................          171,746          641,600
      37,500  TELUS Corp. ...................          658,391          266,538
      22,500  TELUS Corp., ADR ..............          402,989          159,923
      26,500  TELUS Corp., Non-Voting .......          552,783          176,331
       7,500  TELUS Corp., Non-Voting,
                ADR .........................          134,330           49,905
     275,000  Verizon Communications
                Inc. ........................        8,879,680       11,041,250
                                                --------------   --------------
                                                   113,789,069      112,405,541
                                                --------------   --------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              TRANSPORTATION -- 0.1%
      85,000  AMR Corp.+ ....................   $    1,245,603   $    1,433,100
      20,000  Grupo TMM SA de CV,
                Cl. A, ADR+ .................          202,396          138,000
       4,000  Kansas City Southern+ .........            7,317           68,000
       4,000  Providence & Worcester
                Railroad Co. ................           44,669           32,800
       5,000  Ryder System Inc. .............           96,190          135,450
                                                --------------   --------------
                                                     1,596,175        1,807,350
                                                --------------   --------------
              WIRELESS COMMUNICATIONS -- 3.4%
      75,000  America Movil SA de CV,
                Cl. L, ADR ..................        1,171,749        1,005,000
     530,000  AT&T Wireless
                Services Inc.+ ..............        8,064,991        3,100,500
     225,000  Leap Wireless
                International Inc.+ .........        2,842,180          243,000
     350,000  mm02 plc+ .....................          408,010          224,075
     150,000  mm02 plc, ADR+ ................        1,680,632          945,000
     280,000  Nextel Communications
                Inc., Cl. A+ ................        4,100,113          898,800
     100,000  Nextel Partners Inc., Cl. A+ ..        1,164,337          301,000
      65,000  Price Communications
                Corp.+ ......................        1,232,989        1,040,000
     265,000  Rogers Wireless
                Communications Inc.,
                Cl. B+ ......................        4,518,190        2,043,150
     440,000  Sprint Corp. - PCS Group+ .....       10,294,990        1,966,800
       6,750  Tele Celular Sul
                Participacoes SA, ADR .......          107,916           74,385
      22,500  Tele Centro Oeste Celular
                Participacoes SA, ADR .......           67,448           99,675
       1,350  Tele Leste Celular
                Participacoes SA, ADR+ ......           36,110           14,175
       3,375  Tele Nordeste Celular
                Participacoes SA, ADR .......           49,807           64,800
       1,350  Tele Norte Celular
                Participacoes SA, ADR+ ......           20,857            7,087
   1,800,000  Telecom Italia Mobile SpA .....        1,661,796        7,377,559
       3,375  Telemig Celular
                Participacoes SA, ADR .......           97,539           69,863
     695,000  Telephone & Data
                Systems Inc. ................       25,859,522       42,082,250
      27,000  Telesp Celular Participacoes
                SA, ADR+ ....................          863,327          106,920
      27,000  Vodafone Group plc, ADR .......          369,419          368,550
                                                --------------   --------------
                                                    64,611,922       62,032,589
                                                --------------   --------------
              TOTAL COMMON
                STOCKS ......................    1,198,266,210    1,647,330,402
                                                --------------   --------------


                 See accompanying notes to financial statements.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
      SHARES                                          COST            VALUE
     --------                                        ------        -----------
              PREFERRED STOCKS -- 3.0%
              AEROSPACE -- 0.2%
      30,000  Northrop Grumman Corp.,
                7.000% Cv. Pfd., Ser. B .....   $    3,495,600   $    4,350,000
                                                --------------   --------------
              METALS AND MINING -- 0.0%
      15,000  Freeport-McMoRan
                Copper & Gold Inc.,
                7.000% Cv. Pfd. .............          272,500          294,000
                                                --------------   --------------
              PUBLISHING -- 2.7%
   2,481,181  News Corp. Ltd., Pfd., ADR ....       34,364,795       49,003,325
                                                --------------   --------------
              TELECOMMUNICATIONS -- 0.1%
         900  Broadwing Inc.,
                6.750% Cv. Pfd., Ser. B .....           24,795           15,210
      20,000  Citizens Communications Co.,
                5.000% Cv. Pfd. .............          996,562          808,000
                                                --------------   --------------
                                                     1,021,357          823,210
                                                --------------   --------------
              WIRELESS COMMUNICATIONS -- 0.0%
   7,686,101  Telesp Celular Participacoes
                SA, Pfd.+ ...................           60,929           12,053
                                                --------------   --------------
              TOTAL PREFERRED
                STOCKS ......................       39,215,181       54,482,588
                                                --------------   --------------
  PRINCIPAL
   AMOUNT
  --------
              CORPORATE BONDS -- 0.3%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$ 1,300,000   Standard Motor Products
                Inc., Sub. Deb. Cv.,
                6.750%, 07/15/09 ............        1,196,272        1,056,250
                                                --------------   --------------
              CABLE -- 0.0%
  1,000,000   Charter Communications
                Inc., Cv.,
                4.750%, 06/01/06 ............          718,259          456,250
                                                --------------   --------------
              ELECTRONICS -- 0.2%
  3,500,000   Agere Systems Inc.,
                Sub. Deb. Cv.,
                6.500%, 12/15/09 ............        3,500,000        2,681,875
    300,000   Oak Industries Inc.,
                Sub. Deb. Cv.,
                4.875%, 03/01/08 ............          224,919          192,750
                                                --------------   --------------
                                                     3,724,919        2,874,625
                                                --------------   --------------
              HEALTH CARE -- 0.0%
  1,000,000   IVAX Corp., Sub. Deb. Cv.,
                5.500%, 05/15/07 ............          845,194          818,750
                                                --------------   --------------
              TOTAL CORPORATE
                BONDS .......................        6,484,644        5,205,875
                                                --------------   --------------

     PRINCIPAL                                                       MARKET
      AMOUNT                                          COST            VALUE
     --------                                        ------        -----------
              U.S. GOVERNMENT OBLIGATIONS -- 5.8%
$105,600,000  U.S. Treasury Bills,
                1.655% to 1.755%++,
                07/05/02 to 08/15/02 ........   $  105,456,179   $  105,456,179
                                                --------------   --------------
              TOTAL
                INVESTMENTS -- 100.1% .......   $1,349,422,214    1,812,475,044
                                                ==============   ==============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.1)% ..................       (2,641,019)
                                                                 --------------
              NET ASSETS -- 100.0% ...........................   $1,809,834,025
                                                                 ==============
----------------
              For Federal tax purposes:
              Aggregate cost .................................   $1,349,422,214
                                                                 ==============
              Gross unrealized appreciation ..................   $  602,555,725
                                                                 --------------
              Net unrealized appreciation ....................   $  463,052,830
                                                                 ==============
----------------
                                                  SETTLEMENT       UNREALIZED
                                                     DATE         DEPRECIATION
                                                  ----------     -------------

              FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
  12,285,000(b) Deliver Hong Kong Dollars
                in exchange for
                USD 1,574,556 ...............       08/01/02              $(502)
                                                                           ====
----------------
 (a)    Security fair valued under procedures established by the
        Board of Trustees.
 (b)    Principal amount denoted in Hong Kong Dollars.
 +      Non-income producing security.
 ++     Represents annualized yield at date of purchase.
 ADR -  American Depository Receipt.
 BDR -  Brazilian Depository Receipt.
 USD -  U.S. Dollars.




                 See accompanying notes to financial statements.

                             THE GABELLI ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (cost $1,349,422,214) ................   $1,812,475,044
  Cash .......................................................            1,810
  Dividends and interest receivable ..........................        1,761,821
  Receivable for Fund shares sold ............................        1,007,843
                                                                 --------------
  TOTAL ASSETS ...............................................    1,815,246,518
                                                                 --------------
LIABILITIES:
  Payable for investments purchased ..........................        3,074,053
  Payable for Fund shares redeemed ...........................          180,930
  Payable for depreciation of forward
    foreign exchange contracts ...............................              502
  Payable for investment advisory fees .......................        1,432,902
  Payable for distribution fees ..............................          358,439
  Payable for shareholder services fees ......................          201,852
  Payable to custodian .......................................            8,161
  Other accrued expenses .....................................          155,654
                                                                 --------------
  TOTAL LIABILITIES ..........................................        5,412,493
                                                                 --------------
  NET ASSETS applicable to 58,822,423
    shares outstanding .......................................   $1,809,834,025
                                                                 ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ................   $      588,224
  Additional paid-in capital .................................    1,336,744,397
  Accumulated net investment loss ............................         (237,278)
  Accumulated net realized gain on investments
    and foreign currency transactions ........................        9,684,762
  Net unrealized appreciation on investments
    and foreign currency transactions ........................      463,053,920
                                                                 --------------
  TOTAL NET ASSETS ...........................................   $1,809,834,025
                                                                 ==============
  NET ASSET VALUE,  offering and redemption
    price per share  ($1,809,834,025  /
    58,822,423  shares  outstanding;  unlimited
    number of shares  authorized of
    $0.01 par value) .........................................           $30.77
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $466,912) ...............   $   11,379,906
  Interest ...................................................        1,264,851
                                                                 --------------
  TOTAL INVESTMENT INCOME ....................................       12,644,757
                                                                 --------------
EXPENSES:
  Investment advisory fees ...................................        9,466,522
  Distribution fees ..........................................        2,367,867
  Shareholder services fees ..................................          617,230
  Custodian fees .............................................          152,096
  Shareholder communications expenses ........................          134,755
  Legal and audit fees .......................................           28,418
  Trustees' fees .............................................           27,130
  Registration expenses ......................................           25,574
  Miscellaneous expenses .....................................           62,443
                                                                 --------------
  TOTAL EXPENSES .............................................       12,882,035
                                                                 --------------
  NET INVESTMENT LOSS ........................................         (237,278)
                                                                 --------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments and
    foreign currency transactions ............................       15,809,008
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions ....................................     (146,246,507)
                                                                 --------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .............................................     (130,437,499)
                                                                 --------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................................   $ (130,674,777)
                                                                 ==============


STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002          YEAR ENDED
                                                                                 (UNAUDITED)        DECEMBER 31, 2001
                                                                              ------------------    -----------------
OPERATIONS:
  Net investment loss .......................................................  $     (237,278)       $       (7,973)
  Net realized gain on investments and foreign currency transactions ........      15,809,008            54,219,669
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .......................................    (146,246,507)          (53,965,275)
                                                                               --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........    (130,674,777)              246,421
                                                                               --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ..........................................              --           (55,437,693)
                                                                               --------------        --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................              --           (55,437,693)
                                                                               --------------        --------------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial
    interest transactions ...................................................      29,502,121            60,102,995
                                                                               --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................    (101,172,656)            4,911,723
NET ASSETS:
  Beginning of period .......................................................   1,911,006,681         1,906,094,958
                                                                               --------------        --------------
  End of period .............................................................  $1,809,834,025        $1,911,006,681
                                                                               ==============        ==============



                 See accompanying notes to fnancial statements.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Asset Fund (the "Fund") was organized on November 25, 1985 as a Massachusetts Business Trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on March 3, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short-term debt securities with remaining maturities of 60 days or less, are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

THE GABELLI ASSET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,367,867 or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short-term securities, aggregated $136,180,050 and $54,310,233, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $308,225 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2002.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                         SIX MONTHS ENDED                     YEAR ENDED
                           JUNE 30, 2002                   DECEMBER 31, 2001
                         -----------------                -----------------
                       SHARES          AMOUNT            SHARES        AMOUNT
                     ----------      ---------         ---------    ------------
Shares sold .......  5,754,749     $189,965,826       10,113,515  $ 342,657,417
Shares issued upon
  reinvestment
  of dividends              --               --        1,664,995     54,989,082
Shares redeemed ... (4,885,867)    (160,463,705)     (10,055,302)  (337,543,504)
                    ----------     ------------      -----------  -------------
Net increase ......    868,882     $ 29,502,121        1,723,208  $  60,102,995
                    ==========     ============      ===========  =============

THE GABELLI ASSET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period:


                                      SIX MONTHS ENDED
                                        JUNE 30, 2002                      YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------
                                         (UNAUDITED)       2001          2000         1999          1998        1997
                                           ----------    ---------   ----------    ----------    ----------   ----------
OPERATING PERFORMANCE:
   Net asset value, beginning of period    $    32.97    $   33.90   $    40.84    $    35.47    $    31.85   $    26.42
                                           ----------    ---------   ----------    ----------    ----------   ----------
   Net investment income (loss)                 (0.00)(a)    (0.00)(a)     0.31         (0.06)         0.02         0.07
   Net realized and unrealized gain (loss)
     on investments                             (2.20)        0.05        (1.37)        10.06          5.02         9.97
                                           ----------    ---------   ----------    ----------    ----------   ----------
   TOTAL FROM INVESTMENT OPERATIONS             (2.20)        0.05        (1.06)        10.00          5.04        10.04
                                           ----------    ---------   ----------    ----------    ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                           --           --        (0.31)           --         (0.02)       (0.07)
   Net realized gain on investments                --        (0.98)       (5.57)        (4.63)        (1.40)       (4.54)
                                           ----------    ---------   ----------    ----------    ----------   ----------
   TOTAL DISTRIBUTIONS                             --        (0.98)       (5.88)        (4.63)        (1.42)       (4.61)
                                           ----------    ---------   ----------    ----------    ----------   ----------
   NET ASSET VALUE, END OF PERIOD          $    30.77    $   32.97   $    33.90    $    40.84    $    35.47   $    31.85
                                           ==========    =========   ==========    ==========    ==========   ==========
   TOTAL RETURN+                               (6.7)%         0.2%       (2.4)%         28.5%         15.9%        38.1%
                                           ==========    =========   ==========    ==========    ==========   ==========
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)    $1,809,834   $1,911,007   $1,906,095    $1,993,875    $1,575,976   $1,335,052
   Ratio of net investment income (loss)
      to average net assets                   (0.03)%(b)   (0.00)%        0.77%       (0.10)%         0.06%        0.22%
   Ratio of operating expenses
     to average net assets                      1.36%(b)     1.36%        1.36%         1.37%          1.36%       1.38%
   Portfolio turnover rate                         3%          15%          48%           32%           21%          22%
--------------------------------
+   Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment  at the beginning of the period and sold at the end of the period including  reinvestment  of  dividends.  Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.



                 See accompanying notes to financial statements.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                     THE GABELLI ASSET FUND
                      One Corporate Center
                    Rye, New York 10580-1422
                          1-800-GABELLI
                        [1-800-422-3554]
                       FAX: 1-914-921-5118
                     HTTP://WWW.GABELLI.COM
                    E-MAIL: INFO@GABELLI.COM
        (Net Asset Value may be obtained daily by calling
                 1-800-GABELLI after 6:00 P.M.)

                       BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Anthony R. Pustorino
CHAIRMAN AND CHIEF              CERTIFIED PUBLIC ACCOUNTANT
INVESTMENT OFFICER              PROFESSOR EMERITUS
GABELLI ASSET MANAGEMENT INC.   PACE UNIVERSITY

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

James P. Conn                   Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE    BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN
GABELLI & COMPANY, INC.         HALLMARK ELECTRICAL SUPPLIES
                                CORP.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

                OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA           Bruce N. Alpert
PORTFOLIO MANAGER               PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

          CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
               State Street Bank and Trust Company

                        LEGAL COUNSEL
            Skadden, Arps, Slate, Meagher & Flom LLP




--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB405Q202SR

[GRAPHIC OMITTED]
[Photo of Mario J. Gabelli Omitted]

THE
GABELLI
ASSET
FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002